Exhibit 99.2

FINANCIAL SUPPLEMENT
THIRD QUARTER 2020

THE HANOVER INSURANCE GROUP
FINANCIAL SUPPLEMENT

TABLE OF CONTENTS

Business Descriptions................................................................................................	1
Financial Highlights.....................................................................................................	2
Consolidated Financial Statements
Income Statements.................................................................................................	3
Balance Sheets......................................................................................................	4
GAAP Underwriting Results
Consolidated...........................................................................................................	5-7
Commercial Lines..................................................................................................	8-10
Personal Lines........................................................................................................	11-13
Investments
Net Investment Income and Yields........................................................................	14
Investment Portfolio................................................................................................	15
Credit Quality and Duration of Fixed Maturities..................................................	16
Top 25 Corporate and Municipal Fixed Maturity Holdings................................	17
Reconciliation of Operating Income to Net Income.............................................	18
Other Information
Non-GAAP Financial Measures...........................................................................	19
Corporate Information............................................................................................	20
Market and Dividend Information..........................................................................	20
Financial Strength and Debt Ratings...................................................................	20

THE HANOVER INSURANCE GROUP

BASIS OF PRESENTATION

BUSINESS DESCRIPTIONS

COMMERCIAL LINES

Commercial multiple peril coverage insures businesses against third party liability from accidents occurring on their premises or arising out of their operations, such as injuries sustained from products sold. It also insures business property for damage, such as that caused by fire, wind, hail, water damage (except for flooding), theft and vandalism.

Commercial automobile coverage insures businesses against losses incurred from personal bodily injury, bodily injury to third parties, property damage to an insured’s vehicle, and property damage to other vehicles and property. Commercial automobile policies are often written in conjunction with other commercial lines.

Workers’ compensation coverage insures employers against employee medical and indemnity claims resulting from injuries related to work. Workers’ compensation policies are often written in conjunction with other commercial policies.

Other Commercial Lines is comprised of management and professional liability, which covers primarily commercial professional, management and medical liability; marine, which includes inland and ocean marine, and insures businesses against physical losses to property; Hanover Programs, which includes coverage to markets where there are specialty coverage or risk management needs related to groups of similar businesses; specialty industrial and commercial property, which provides insurance to small and medium-sized chemical, paint, solvent and other manufacturing and distribution companies; monoline general liability, which covers bodily injury, property damage and personal injury arising from products sold or accidents occurring on premises or operations; surety, which provides businesses with contract surety coverage in the event of a failure to perform or pay claims and coverage related to fiduciary or regulatory obligations; and other commercial lines, which includes umbrella, fidelity and crime.

PERSONAL LINES

Personal automobile coverage insures individuals against losses incurred from personal bodily injury, bodily injury to third parties, property damage to an insured's vehicle, and property damage to other vehicles and other property.

Homeowners coverage insures individuals for losses to their residences and personal property, such as those caused by fire, wind, hail, water damage (excluding flood), theft and vandalism, and against third party liability claims.

Other Personal Lines are comprised of personal inland marine (jewelry, art, etc.), umbrella, fire, personal watercraft and other miscellaneous coverages.

OTHER

Included in Other are Opus, which provides investment advisory services to affiliates and also manages assets for unaffiliated institutions such as insurance companies, retirement plans and foundations; earnings on holding company assets; holding company and other expenses and a discontinued voluntary property-casualty pools business.

THE HANOVER INSURANCE GROUP
FINANCIAL HIGHLIGHTS

	Q3	Q4	Q1	Q2	Q3	Sep-YTD	Sep-YTD
(In millions, except earnings per share)	2019	2019	2020 (1)	2020	2020	2019	2020
PREMIUMS
Gross premiums written	$1,385.8	$1,234.9	$1,288.9	$1,224.0	$1,406.1	$3,883.6	$3,919.0

Net premiums written	1,242.9	1,103.0	1,136.9	1,081.0	1,268.5	3,478.7	3,486.4

Net premiums earned	1,124.1	1,144.3	1,141.4	1,096.6	1,135.4	3,330.2	3,373.4

EARNINGS
Operating income before interest and taxes	$126.3	$110.5	$117.1	$88.9	$128.4	$343.1	$334.4
Operating income after taxes	93.0	80.2	86.8	62.7	93.5	251.4	243.0

Income (loss) from continuing operations	111.2	110.2	(38.7)	115.3	119.5	318.8	196.1

Net income (loss)	118.9	109.8	(40.0)	115.2	118.9	315.3	194.1

PER SHARE DATA (DILUTED)

Operating income after taxes	$2.31	$2.01	$2.23	$1.63	$2.46	$6.15	$6.33

Income (loss) from continuing operations	2.77	2.77	(1.01)	3.01	3.14	7.80	5.11

Net income (loss)	2.96	2.76	(1.04)	3.01	3.13	7.71	5.05

Dilutive weighted average shares outstanding	40.2	39.8	38.9	38.3	38.0	40.9	38.4

Basic weighted average shares outstanding	39.6	39.2	38.3	38.0	37.7	40.3	38.0

BALANCE SHEET
	September 30	December 31	March 31	June 30	September 30
(In millions, except per share data)	2019	2019	2020	2020	2020

Total assets	$12,627.2	$12,490.5	$12,277.4	$12,838.6	$13,393.8
Total loss and loss adjustment expense reserves	5,550.5	5,654.4	5,724.9	5,837.3	5,945.7
Total shareholders' equity	3,086.8	2,916.2	2,736.6	3,071.7	3,155.0
Total shareholders' equity, excluding net unrealized appreciation
(depreciation) on fixed maturity investments, net of tax	2,851.5	2,700.2	2,603.8	2,687.2	2,742.7

Property and Casualty Companies
Statutory surplus	$2,347.8	$2,470.2	$2,420.2	$2,313.4	$2,422.3
Premium to surplus ratio	1.93:1	1.85:1	1.91:1	1.98:1	1.90:1

Book value per share	$78.01	$75.94	$72.05	$81.10	$84.32
Book value per share, excluding net unrealized appreciation
(depreciation) on fixed maturity investments, net of tax	$72.06	$70.32	$68.55	$70.95	$73.30
Tangible book value per share (total book value excluding goodwill
and intangibles)	$72.94	$70.74	$66.81	$75.86	$79.03

Shares outstanding	39.6	38.4	38.0	37.9	37.4

Total debt/equity	21.6%	22.4%	25.9%	21.3%	24.7%
Total debt/total capital	17.8%	18.3%	20.5%	17.5%	19.8%

(1)

Operating income per share metrics are calculated using diluted shares outstanding. Income (loss) from continuing operations and net income (loss) per share metrics are calculated using basic shares outstanding due to antidilution.

THE HANOVER INSURANCE GROUP
CONSOLIDATED INCOME STATEMENTS

	Three Months ended September 30			Nine Months ended September 30
(In millions)	2020	2019	% Change	2020	2019	% Change

REVENUES
Premiums earned	$1,135.4	$1,124.1	1.0	$3,373.4	$3,330.2	1.3
Net investment income	67.6	68.8	(1.7)	194.9	208.6	(6.6)
Net realized and unrealized investment gains (losses):
Net realized gains from sales and other	8.2	0.6	N/M	12.1	1.0	N/M
Net change in fair value of equity securities	30.3	15.0	N/M	(44.4)	75.3	N/M
Impairment losses on investments	(0.8)	(0.8)	N/M	(27.9)	(1.2)	N/M
Total net realized and unrealized investment gains (losses)	37.7	14.8	N/M	(60.2)	75.1	N/M
Fees and other income	9.1	7.0	30.0	22.2	18.9	17.5
Total revenues	1,249.8	1,214.7	2.9	3,530.3	3,632.8	(2.8)

LOSSES AND EXPENSES
Losses and loss adjustment expenses	709.7	705.3	0.6	2,149.9	2,122.6	1.3
Amortization of deferred acquisition costs	237.7	232.8	2.1	711.9	692.8	2.8
Interest expense	9.8	9.4	4.3	28.6	28.1	1.8
Loss from repayment of debt	6.1	-	N/M	6.2	-	N/M
Other operating expenses	137.9	136.9	0.7	395.9	400.6	(1.2)
Total losses and expenses	1,101.2	1,084.4	1.5	3,292.5	3,244.1	1.5

Income from continuing operations before income taxes	148.6	130.3	14.0	237.8	388.7	(38.8)
Income tax expense	29.1	23.5	23.8	41.7	68.7	(39.3)
Effect of new tax regulations on Chaucer gain on sale	-	(4.4)	(100.0)	-	1.2	(100.0)
	\
Income from continuing operations	119.5	111.2	7.5	196.1	318.8	(38.5)

Discontinued operations (net of taxes):
			-
Sale of Chaucer business	-	6.4	(100.0)	-	(2.6)	(100.0)

Income from Chaucer business	-	2.1	(100.0)	-	1.6	(100.0)

Loss from discontinued life businesses	(0.6)	(0.8)	(25.0)	(2.0)	(2.5)	(20.0)

Net income	$118.9	$118.9	-	$194.1	$315.3	(38.4)

THE HANOVER INSURANCE GROUP
CONSOLIDATED BALANCE SHEETS

	September 30	December 31
(In millions, except per share data)	2020	2019	% Change
ASSETS
Investments:
Fixed maturities, at fair value (amortized cost of $6,984.7 and $6,452.2)	$7,473.0	$6,687.1	11.8
Equity securities, at fair value	490.5	575.7	(14.8)
Other investments	763.9	733.2	4.2
Total investments	8,727.4	7,996.0	9.1
Cash and cash equivalents	231.5	215.7	7.3
Accrued investment income	50.3	53.0	(5.1)
Premiums and accounts receivable, net	1,353.0	1,260.4	7.3
Reinsurance recoverable on paid and unpaid losses and unearned premiums	1,841.1	1,814.0	1.5
Deferred acquisition costs	482.5	467.4	3.2
Goodwill	178.8	178.8	-
Other assets	419.7	402.4	4.3
Assets of discontinued businesses	109.5	102.8	6.5
Total assets	$13,393.8	$12,490.5	7.2

LIABILITIES AND SHAREHOLDERS' EQUITY

LIABILITIES
Loss and loss adjustment expense reserves	$5,945.7	$5,654.4	5.2
Unearned premiums	2,537.1	2,416.7	5.0
Expenses and taxes payable	704.8	627.7	12.3
Deferred income tax liability	84.6	51.8	63.3
Reinsurance premiums payable	67.3	53.4	26.0
Debt	780.4	653.4	19.4
Liabilities of discontinued businesses	118.9	116.9	1.7
Total liabilities	10,238.8	9,574.3	6.9

SHAREHOLDERS' EQUITY
Preferred stock, par value $0.01 per share;
20.0 million shares authorized; none issued	-	-	-
Common stock, par value $0.01 per share; 300.0 million shares
authorized; 60.5 million shares issued	0.6	0.6	-
Additional paid-in capital	1,871.5	1,837.3	1.9
Accumulated other comprehensive income	352.4	152.6	N/M
Retained earnings	2,529.2	2,410.9	4.9
Treasury stock at cost (23.1 million and 22.1 million shares)	(1,598.7)	(1,485.2)	7.6
Total shareholders' equity	3,155.0	2,916.2	8.2
Total liabilities and shareholders' equity	$13,393.8	$12,490.5	7.2

THE HANOVER INSURANCE GROUP
GAAP UNDERWRITING AND OPERATING INCOME INFORMATION AND RATIOS

CONSOLIDATED

Three Months ended September 30

	2020				2019

	Commercial	Personal			Commercial	Personal
(In millions, except percentage data)	Lines	Lines	Other	Total	Lines	Lines	Other	Total

Gross premiums written	$884.7	$521.4	$-	$1,406.1	$858.2	$527.6	$-	$1,385.8

Net premiums written	$760.5	$508.0	$-	$1,268.5	$746.4	$496.5	$-	$1,242.9

Net premiums earned	$665.1	$470.3	$-	$1,135.4	$663.5	$460.6	$-	$1,124.1

Losses and LAE:

Current accident year, excluding catastrophe losses	385.1	260.6	-	645.7	385.0	284.7	0.1	669.8

Prior accident year unfavorable (favorable) reserve development, excluding catastrophe losses	(3.9)	1.0	0.3	(2.6)	(5.6)	5.6	0.3	0.3

Current accident year catastrophe losses	42.5	33.0	-	75.5	21.3	13.9	-	35.2

Prior accident year unfavorable (favorable) catastrophe loss development	(8.9)	(0.7)	-	(9.6)	0.7	(0.7)	-	-

Total losses and LAE	414.8	293.9	0.3	709.0	401.4	303.5	0.4	705.3

Amortization of deferred acquisition costs and other underwriting expenses	231.6	133.4	-	365.0	231.7	128.3	-	360.0
			-
GAAP underwriting profit (loss)	18.7	43.0	(0.3)	61.4	30.4	28.8	(0.4)	58.8
			-
Net investment income	44.4	19.5	3.7	67.6	44.1	19.6	5.1	68.8

Other income	3.8	3.5	1.8	9.1	2.7	3.1	1.2	7.0

Other operating expenses	(4.6)	(1.8)	(3.3)	(9.7)	(3.1)	(1.3)	(3.9)	(8.3)

Operating income before income taxes	$62.3	$64.2	$1.9	$128.4	$74.1	$50.2	$2.0	$126.3

Loss and LAE ratio:

Current accident year, excluding catastrophe losses	57.9%	55.4%	N/M	56.8%	58.0%	61.8%	N/M	59.6%

Prior accident year unfavorable (favorable) reserve development, excluding catastrophe losses	(0.6)%	0.2%	N/M	(0.2)%	(0.8)%	1.2%	N/M	-

Current accident year catastrophe losses	6.4%	7.0%	N/M	6.6%	3.2%	3.1%	N/M	3.1%

Prior accident year unfavorable (favorable) catastrophe loss development	(1.3)%	(0.1)%	N/M	(0.8)%	0.1%	(0.2)%	N/M	-
Total loss and LAE ratio	62.4%	62.5%	N/M	62.4%	60.5%	65.9%	N/M	62.7%

Expense ratio	34.5%	27.9%	N/M	31.8%	34.7%	27.4%	N/M	31.7%

Combined ratio	96.9%	90.4%	N/M	94.2%	95.2%	93.3%	N/M	94.4%

THE HANOVER INSURANCE GROUP
GAAP UNDERWRITING AND OPERATING INCOME INFORMATION AND RATIOS

CONSOLIDATED

Nine Months ended September 30

	2020				2019

	Commercial	Personal			Commercial	Personal
(In millions, except percentage data)	Lines	Lines	Other	Total	Lines	Lines	Other		Total

Gross premiums written	$2,441.6	$1,477.4	$-	$3,919.0	$2,387.2	$1,496.4	$-		$3,883.6

Net premiums written	$2,083.0	$1,403.4	$-	$3,486.4	$2,068.5	$1,410.2	$-		$3,478.7

Net premiums earned	$1,999.6	$1,373.8	$-	$3,373.4	$1,974.7	$1,355.5	$-		$3,330.2

Losses and LAE:

Current accident year, excluding catastrophe losses	1,148.6	758.4	0.1	1,907.1	1,151.7	836.4	0.1		1,988.2

Prior accident year unfavorable (favorable) reserve development, excluding catastrophe losses	(12.7)	(0.7)	3.9	(9.5)	(17.1)	16.4	0.9		0.2

Current accident year catastrophe losses	140.4	127.8	-	268.2	73.5	81.2	-		154.7

Prior accident year unfavorable (favorable) catastrophe loss development	(18.2)	1.6	-	(16.6)	(18.1)	(2.4)	-		(20.5)

Total losses and LAE	1,258.1	887.1	4.0	2,149.2	1,190.0	931.6	1.0		2,122.6

Amortization of deferred acquisition costs and other underwriting expenses	691.1	382.2	-	1,073.3	688.5	378.5	-		1,067.0
			-
GAAP underwriting profit (loss)	50.4	104.5	(4.0)	150.9	96.2	45.4	(1.0)		140.6

Net investment income	128.7	56.3	9.9	194.9	132.8	59.0	16.8		208.6

Other income	8.6	8.0	5.6	22.2	6.7	8.6	3.6		18.9

Other operating expenses	(15.5)	(7.1)	(11.0)	(33.6)	(8.6)	(4.3)	(12.1)		(25.0)

Operating income before income taxes	$172.2	$161.7	$0.5	$334.4	$227.1	$108.7	$7.3		$343.1

Loss and LAE ratio:

Current accident year, excluding catastrophe losses	57.4%	55.3%	N/M	56.5%	58.4%	61.7%	N/M		59.7%

Prior accident year unfavorable (favorable) reserve development, excluding catastrophe losses	(0.6)%	(0.1)%	N/M	(0.3)%	(0.9)%	1.2%	N/M		-
								######
Current accident year catastrophe losses	7.0%	9.3%	N/M	8.0%	3.7%	6.0%	N/M		4.6%

Prior accident year unfavorable (favorable) catastrophe loss development	(0.9)%	0.1%	N/M	(0.5)%	(0.9)%	(0.2)%	N/M		(0.6)%
Total loss and LAE ratio	62.9%	64.6%	N/M	63.7%	60.3%	68.7%	N/M		63.7%

Expense ratio	34.3%	27.4%	N/M	31.5%	34.7%	27.4%	N/M		31.7%

Combined ratio	97.2%	92.0%	N/M	95.2%	95.0%	96.1%	N/M		95.4%

THE HANOVER INSURANCE GROUP
GAAP UNDERWRITING INFORMATION AND RELATED RATIOS

CONSOLIDATED

	Q3	Q4	Q1	Q2	Q3	Sep-YTD	Sep-YTD
(In millions, except percentage data)	2019	2019	2020	2020	2020	2019	2020

Gross premiums written	$1,385.8	$1,234.9	$1,288.9	$1,224.0	$1,406.1	$3,883.6	$3,919.0

Net premiums written	$1,242.9	$1,103.0	$1,136.9	$1,081.0	$1,268.5	$3,478.7	$3,486.4

Net premiums earned	$1,124.1	$1,144.3	$1,141.4	$1,096.6	$1,135.4	$3,330.2	$3,373.4

Losses and LAE:

Current accident year, excluding catastrophe losses	669.8	708.0	692.3	569.1	645.7	1,988.2	1,907.1

Prior accident year unfavorable (favorable) reserve development, excluding catastrophe losses	0.3	(1.1)	(2.0)	(4.9)	(2.6)	0.2	(9.5)

Current accident year catastrophe losses	35.2	42.1	37.9	154.8	75.5	154.7	268.2

Prior accident year favorable catastrophe loss development	-	(7.0)	-	(7.0)	(9.6)	(20.5)	(16.6)

Total losses and LAE	705.3	742.0	728.2	712.0	709.0	2,122.6	2,149.2

Amortization of deferred acquisition costs and other underwriting expenses	360.0	363.6	362.0	346.3	365.0	1,067.0	1,073.3

GAAP underwriting profit	$58.8	$38.7	$51.2	$38.3	$61.4	$140.6	$150.9

Loss and LAE ratio:

Current accident year, excluding catastrophe losses	59.6%	61.8%	60.7%	51.8%	56.8%	59.7%	56.5%

Prior accident year favorable reserve development, excluding catastrophe losses	-	(0.1)%	(0.2)%	(0.4)%	(0.2)%	-	(0.3)%

Current accident year catastrophe losses	3.1%	3.7%	3.3%	14.1%	6.6%	4.6%	8.0%

Prior accident year favorable catastrophe loss development	-	(0.6)%	-	(0.6)%	(0.8)%	(0.6)%	(0.5)%

Total loss and LAE ratio	62.7%	64.8%	63.8%	64.9%	62.4%	63.7%	63.7%

Expense ratio	31.7%	31.4%	31.4%	31.3%	31.8%	31.7%	31.5%

Combined ratio	94.4%	96.2%	95.2%	96.2%	94.2%	95.4%	95.2%

Combined ratio, excluding catastrophe losses	91.3%	93.1%	91.9%	82.7%	88.4%	91.4%	87.7%

Current accident year combined ratio, excluding catastrophe losses	91.3%	93.2%	92.1%	83.1%	88.6%	91.4%	88.0%

THE HANOVER INSURANCE GROUP
GAAP UNDERWRITING AND OPERATING INCOME INFORMATION AND RATIOS

COMMERCIAL LINES

Three Months ended September 30

	2020					2019

	Multiple		Workers'			Multiple		Workers'
(In millions, except percentage data)	Peril	Auto	Comp	Other	Total	Peril	Auto	Comp	Other	Total

Net premiums written	$273.4	$88.8	$79.0	$319.3	$760.5	$265.2	$92.4	$82.7	$306.1	$746.4

Net premiums earned	$227.0	$82.5	$76.4	$279.2	$665.1	$221.7	$84.3	$79.4	$278.1	$663.5

Losses and LAE:

Current accident year, excluding catastrophe losses	134.1	53.1	46.8	151.1	385.1	125.3	57.0	48.6	154.1	385.0

Prior accident year unfavorable (favorable) reserve development, excluding catastrophe losses	6.4	2.0	(9.8)	(2.5)	(3.9)	(0.3)	1.0	(5.0)	(1.3)	(5.6)

Current accident year catastrophe losses	21.4	0.7	-	20.4	42.5	17.2	0.4	-	3.7	21.3

Prior accident year unfavorable (favorable) catastrophe loss development	(6.5)	(0.1)	-	(2.3)	(8.9)	(0.9)	(0.1)	-	1.7	0.7

Total losses and LAE	155.4	55.7	37.0	166.7	414.8	141.3	58.3	43.6	158.2	401.4

Amortization of deferred acquisition costs and other underwriting expenses					231.6					231.7

GAAP underwriting profit					18.7					30.4

Net investment income					44.4					44.1

Other income					3.8					2.7

Other operating expenses					(4.6)					(3.1)

Operating income before income taxes					$62.3					$74.1
								.

Loss and LAE ratio:

Current accident year, excluding catastrophe losses	59.1%	64.4%	61.2%	54.1%	57.9%	56.4%	67.6%	61.2%	55.5%	58.0%

Prior accident year unfavorable (favorable) reserve development, excluding catastrophe losses	2.8%	2.4%	(12.8)%	(0.9)%	(0.6)%	(0.1)%	1.2%	(6.3)%	(0.5)%	(0.8)%

Current accident year catastrophe losses	9.5%	0.8%	-	7.3%	6.4%	7.8%	0.5%	-	1.3%	3.2%

Prior accident year unfavorable (favorable) catastrophe loss development	(2.9)%	(0.1)%	-	(0.8)%	(1.3)%	(0.4)%	(0.1)%	-	0.6%	0.1%
Total loss and LAE ratio	68.5%	67.5%	48.4%	59.7%	62.4%	63.7%	69.2%	54.9%	56.9%	60.5%

Expense ratio					34.5%					34.7%

Combined ratio					96.9%					95.2%

Change in policies in force	1.8%	(8.4)%	8.1%	0.3%	1.2%	6.7%	(16.3)%	10.3%	1.4%	2.5%

Retention	89.1%	82.5%	84.3%	N/M	87.1%	87.0%	75.8%	82.0%	N/M	84.1%

THE HANOVER INSURANCE GROUP
GAAP UNDERWRITING AND OPERATING INCOME INFORMATION AND RATIOS

COMMERCIAL LINES

Nine Months ended September 30

	2020					2019

	Multiple		Workers'			Multiple		Workers'
(In millions, except percentage data)	Peril	Auto	Comp	Other	Total	Peril	Auto	Comp	Other	Total

Net premiums written	$712.6	$256.4	$241.1	$872.9	$2,083.0	$699.5	$256.1	$254.7	$858.2	$2,068.5

Net premiums earned	$678.9	$250.8	$233.3	$836.6	$1,999.6	$660.0	$253.8	$239.6	$821.3	$1,974.7

Losses and LAE:

Current accident year, excluding catastrophe losses	394.9	159.2	142.5	452.0	1,148.6	369.8	175.2	145.3	461.4	1,151.7

Prior accident year unfavorable (favorable) reserve development, excluding catastrophe losses	13.3	10.7	(25.6)	(11.1)	(12.7)	(5.3)	5.0	(15.7)	(1.1)	(17.1)

Current accident year catastrophe losses	95.6	1.5	-	43.3	140.4	53.3	1.7	-	18.5	73.5

Prior accident year favorable catastrophe loss development	(14.3)	(0.1)	-	(3.8)	(18.2)	(11.5)	(0.4)	-	(6.2)	(18.1)

Total losses and LAE	489.5	171.3	116.9	480.4	1,258.1	406.3	181.5	129.6	472.6	1,190.0

Amortization of deferred acquisition costs and other underwriting expenses					691.1					688.5

GAAP underwriting profit					50.4					96.2

Net investment income					128.7					132.8

Other income					8.6					6.7

Other operating expenses					(15.5)					(8.6)

Operating income before income taxes					$172.2					$227.1

Loss and LAE ratio:

Current accident year, excluding catastrophe losses	58.1%	63.4%	61.1%	54.0%	57.4%	56.1%	69.0%	60.7%	56.1%	58.4%

Prior accident year unfavorable (favorable) reserve development, excluding catastrophe losses	2.0%	4.3%	(11.0)%	(1.3)%	(0.6)%	(0.8)%	2.0%	(6.6)%	(0.1)%	(0.9)%

Current accident year catastrophe losses	14.1%	0.6%	-	5.2%	7.0%	8.0%	0.7%	-	2.3%	3.7%

Prior accident year favorable catastrophe loss development	(2.1)%	-	-	(0.5)%	(0.9)%	(1.7)%	(0.2)%	-	(0.8)%	(0.9)%
Total loss and LAE ratio	72.1%	68.3%	50.1%	57.4%	62.9%	61.6%	71.5%	54.1%	57.5%	60.3%

Expense ratio					34.3%					34.7%

Combined ratio					97.2%					95.0%

Change in policies in force	1.8%	(8.4)%	8.1%	0.3%	1.2%	6.7%	(16.3)%	10.3%	1.4%	2.5%

Retention	88.7%	82.0%	82.9%	N/M	86.4%	86.0%	76.3%	81.6%	N/M	83.2%

THE HANOVER INSURANCE GROUP
GAAP UNDERWRITING INFORMATION AND RELATED RATIOS

COMMERCIAL LINES

	Q3	Q4	Q1	Q2	Q3	Sep-YTD	Sep-YTD
(In millions, except percentage data)	2019	2019	2020	2020	2020	2019	2020

Gross premiums written	$858.2	$740.1	$830.5	$726.4	$884.7	$2,387.2	$2,441.6

Net premiums written	$746.4	$638.7	$707.6	$614.9	$760.5	$2,068.5	$2,083.0

Net premiums earned	$663.5	$679.5	$675.9	$658.6	$665.1	$1,974.7	$1,999.6

Losses and LAE:

Current accident year, excluding catastrophe losses	385.0	403.4	413.7	349.8	385.1	1,151.7	1,148.6

Prior accident year favorable reserve development, excluding catastrophe losses	(5.6)	(11.6)	(3.7)	(5.1)	(3.9)	(17.1)	(12.7)

Current accident year catastrophe losses	21.3	34.3	27.1	70.8	42.5	73.5	140.4

Prior accident year unfavorable (favorable) catastrophe loss development	0.7	(6.5)	(3.3)	(6.0)	(8.9)	(18.1)	(18.2)

Total losses and LAE	401.4	419.6	433.8	409.5	414.8	1,190.0	1,258.1

Amortization of deferred acquisition costs and other underwriting expenses	231.7	234.6	231.7	227.8	231.6	688.5	691.1
	-
GAAP underwriting profit	$30.4	$25.3	$10.4	$21.3	$18.7	$96.2	$50.4

Loss and LAE ratio:

Current accident year, excluding catastrophe losses	58.0%	59.4%	61.2%	53.2%	57.9%	58.4%	57.4%

Prior accident year favorable reserve development, excluding catastrophe losses	(0.8)%	(1.7)%	(0.5)%	(0.8)%	(0.6)%	(0.9)%	(0.6)%

Current accident year catastrophe losses	3.2%	5.1%	4.0%	10.7%	6.4%	3.7%	7.0%

Prior accident year unfavorable (favorable) catastrophe loss development	0.1%	(1.0)%	(0.5)%	(0.9)%	(1.3)%	(0.9)%	(0.9)%

Total loss and LAE ratio	60.5%	61.8%	64.2%	62.2%	62.4%	60.3%	62.9%

Expense ratio	34.7%	34.3%	34.0%	34.4%	34.5%	34.7%	34.3%

Combined ratio	95.2%	96.1%	98.2%	96.6%	96.9%	95.0%	97.2%

Combined ratio, excluding catastrophe losses	91.9%	92.0%	94.7%	86.8%	91.8%	92.2%	91.1%

Current accident year combined ratio, excluding catastrophe losses	92.7%	93.7%	95.2%	87.6%	92.4%	93.1%	91.7%

THE HANOVER INSURANCE GROUP
GAAP UNDERWRITING AND OPERATING INCOME INFORMATION AND RATIOS

PERSONAL LINES

Three Months ended September 30

	2020				2019

(In millions, except percentage data)	Auto	Home	Other	Total	Auto	Home	Other	Total

Net premiums written	$311.6	$179.7	$16.7	$508.0	$308.2	$174.3	$14.0	$496.5

Net premiums earned	$295.2	$161.0	$14.1	$470.3	$292.0	$156.7	$11.9	$460.6

Losses and LAE:

Current accident year, excluding catastrophe losses	177.6	77.7	5.3	260.6	203.7	75.8	5.2	284.7

Prior accident year unfavorable (favorable) reserve development, excluding catastrophe losses	(0.1)	2.5	(1.4)	1.0	4.7	1.7	(0.8)	5.6

Current accident year catastrophe losses	3.2	29.6	0.2	33.0	1.6	11.7	0.6	13.9

Prior accident year favorable catastrophe loss development	-	(0.7)	-	(0.7)	(0.1)	(0.6)	-	(0.7)

Total losses and LAE	180.7	109.1	4.1	293.9	209.9	88.6	5.0	303.5

Amortization of deferred acquisition costs and other underwriting expenses				133.4				128.3

GAAP underwriting profit				43.0				28.8

Net investment income				19.5				19.6

Other income				3.5				3.1

Other operating expenses				(1.8)				(1.3)

Operating income before income taxes				$64.2				$50.2

Loss and LAE ratio:

Current accident year, excluding catastrophe losses	60.1%	48.2%	37.6%	55.4%	69.8%	48.3%	43.7%	61.8%

Prior accident year unfavorable (favorable) reserve development, excluding catastrophe losses	-	1.6%	(9.9)%	0.2%	1.6%	1.1%	(6.7)%	1.2%

Current accident year catastrophe losses	1.1%	18.4%	1.4%	7.0%	0.5%	7.5%	5.0%	3.1%

Prior accident year favorable catastrophe loss development	-	(0.4)%	-	(0.1)%	-	(0.4)%	-	(0.2)%
Total loss and LAE ratio	61.2%	67.8%	29.1%	62.5%	71.9%	56.5%	42.0%	65.9%

Expense ratio				27.9%				27.4%

Combined ratio				90.4%				93.3%

Change in policies in force	(1.7)%	(0.2)%	46.4%	1.4%	1.9%	2.4%	61.9%	4.1%
			.
Retention	78.9%	79.2%	N/M	79.4%	82.9%	82.4%	N/M	82.8%

THE HANOVER INSURANCE GROUP
GAAP UNDERWRITING AND OPERATING INCOME INFORMATION AND RATIOS

PERSONAL LINES

Nine Months ended September 30

	2020				2019

(In millions, except percentage data)	Auto	Home	Other	Total	Auto	Home	Other	Total

Net premiums written	$867.8	$491.0	$44.6	$1,403.4	$895.3	$477.0	$37.9	$1,410.2

Net premiums earned	$852.4	$480.9	$40.5	$1,373.8	$858.7	$462.7	$34.1	$1,355.5

Losses and LAE:

Current accident year, excluding catastrophe losses	506.0	237.6	14.8	758.4	599.3	223.3	13.8	836.4

Prior accident year unfavorable (favorable) reserve development, excluding catastrophe losses	2.8	0.5	(4.0)	(0.7)	13.9	2.7	(0.2)	16.4

Current accident year catastrophe losses	9.2	117.6	1.0	127.8	4.5	75.5	1.2	81.2

Prior accident year unfavorable (favorable) catastrophe loss development	0.8	0.7	0.1	1.6	(0.2)	(2.2)	-	(2.4)

Total losses and LAE	518.8	356.4	11.9	887.1	617.5	299.3	14.8	931.6

Amortization of deferred acquisition costs and other underwriting expenses				382.2				378.5

GAAP underwriting profit				104.5				45.4

Net investment income				56.3				59.0

Other income				8.0				8.6

Other operating expenses				(7.1)				(4.3)

Operating income before income taxes				$161.7				$108.7

Loss and LAE ratio:

Current accident year, excluding catastrophe losses	59.4%	49.4%	36.6%	55.3%	69.8%	48.3%	40.5%	61.7%

Prior accident year unfavorable (favorable) reserve development, excluding catastrophe losses	0.3%	0.1%	(9.9)%	(0.1)%	1.6%	0.6%	(0.6)%	1.2%

Current accident year catastrophe losses	1.1%	24.5%	2.5%	9.3%	0.5%	16.3%	3.5%	6.0%

Prior accident year unfavorable (favorable) catastrophe loss development	0.1%	0.1%	0.2%	0.1%	-	(0.5)%	-	(0.2)%
Total loss and LAE ratio	60.9%	74.1%	29.4%	64.6%	71.9%	64.7%	43.4%	68.7%

Expense ratio				27.4%				27.4%

Combined ratio				92.0%				96.1%

Change in policies in force	(1.7)%	(0.2)%	46.4%	1.4%	1.9%	2.4%	61.9%	4.1%

Retention	81.9%	81.3%	N/M	81.9%	83.7%	82.8%	N/M	83.4%

THE HANOVER INSURANCE GROUP
GAAP UNDERWRITING INFORMATION AND RELATED RATIOS

PERSONAL LINES

	Q3	Q4	Q1	Q2	Q3	Sep-YTD	Sep-YTD
(In millions, except percentage data)	2019	2019	2020	2020	2020	2019	2020

Gross premiums written	$527.6	$494.8	$458.4	$497.6	$521.4	$1,496.4	$1,477.4

Net premiums written	$496.5	$464.3	$429.3	$466.1	$508.0	$1,410.2	$1,403.4

Net premiums earned	$460.6	$464.8	$465.5	$438.0	$470.3	$1,355.5	$1,373.8

Losses and LAE:

Current accident year, excluding catastrophe losses	284.7	304.6	278.6	219.2	260.6	836.4	758.4

Prior accident year unfavorable (favorable) reserve development, excluding catastrophe losses	5.6	10.2	(1.6)	(0.1)	1.0	16.4	(0.7)

Current accident year catastrophe losses	13.9	7.8	10.8	84.0	33.0	81.2	127.8

Prior accident year unfavorable (favorable) catastrophe loss development	(0.7)	(0.5)	3.3	(1.0)	(0.7)	(2.4)	1.6

Total losses and LAE	303.5	322.1	291.1	302.1	293.9	931.6	887.1

Amortization of deferred acquisition costs and other underwriting expenses	128.3	129.0	130.3	118.5	133.4	378.5	382.2

GAAP underwriting profit	$28.8	$13.7	$44.1	$17.4	$43.0	$45.4	$104.5

Loss and LAE ratio:

Current accident year, excluding catastrophe losses	61.8%	65.5%	59.8%	50.1%	55.4%	61.7%	55.3%

Prior accident year unfavorable (favorable) reserve development, excluding catastrophe losses	1.2%	2.2%	(0.3)%	-	0.2%	1.2%	(0.1)%

Current accident year catastrophe losses	3.1%	1.7%	2.3%	19.1%	7.0%	6.0%	9.3%

Prior accident year unfavorable (favorable) catastrophe loss development	(0.2)%	(0.1)%	0.7%	(0.2)%	(0.1)%	(0.2)%	0.1%

Total loss and LAE ratio	65.9%	69.3%	62.5%	69.0%	62.5%	68.7%	64.6%

Expense ratio	27.4%	27.2%	27.5%	26.7%	27.9%	27.4%	27.4%

Combined ratio	93.3%	96.5%	90.0%	95.7%	90.4%	96.1%	92.0%

Combined ratio, excluding catastrophe losses	90.4%	94.9%	87.0%	76.8%	83.5%	90.3%	82.6%

Current accident year combined ratio, excluding catastrophe losses	89.2%	92.7%	87.3%	76.8%	83.3%	89.1%	82.7%

THE HANOVER INSURANCE GROUP
NET INVESTMENT INCOME AND YIELDS

	Q3	Q4	Q1	Q2	Q3	YTD	YTD
(In millions, except yields)	2019	2019	2020	2020	2020	2019	2020

Net Investment Income

Fixed maturities	$58.1	$58.5	$56.2	$56.2	$55.3	$173.9	$167.7
Mortgage loans	4.1	4.3	4.3	4.3	4.5	12.0	13.1
Equity securities	4.0	4.7	3.8	3.6	3.4	11.6	10.8
Limited partnerships	3.8	6.6	6.6	(4.6)	6.0	13.1	8.0
Other investments	1.0	1.1	0.9	0.8	0.7	4.2	2.4
Investment expenses	(2.2)	(2.5)	(2.2)	(2.6)	(2.3)	(6.2)	(7.1)
Total	$68.8	$72.7	$69.6	$57.7	$67.6	$208.6	$194.9

Pre-tax Yields
Fixed maturities	3.55%	3.56%	3.45%	3.45%	3.26%	3.57%	3.38%
Total	3.57%	3.72%	3.60%	2.99%	3.37%	3.62%	3.32%

Pre-tax yields represent annualized net investment income for the period divided by the monthly average invested assets at amortized cost, which excludes accumulated changes in fair value for fixed maturities and equity securities.

THE HANOVER INSURANCE GROUP
INVESTMENT PORTFOLIO
September 30, 2020
(In millions)
						Change in	Change in
	Weighted	Amortized			Net	Net	Net
	Average	Cost	Fair Value /	% of	Unrealized	Unrealized	Unrealized
Investment Type	Quality	or Cost (1)	Carry Value	Total	Gain	During Q3	YTD
Fixed maturities:
U.S. Treasury and government agencies	AAA	$353.9	$373.6	4.2%	$19.7	$(0.4)	$11.9
Foreign government	A	4.2	4.7	0.1%	0.5	-	0.1
Municipals:
Taxable	AA	993.5	1,050.9	11.7%	57.4	8.9	32.2
Tax-exempt	AA	39.8	41.4	0.5%	1.6	-	0.4
Corporate:
NAIC 1	A	1,508.9	1,646.9	18.4%	138.0	1.2	64.7
NAIC 2	BBB	2,013.6	2,177.8	24.3%	164.2	18.3	92.6
NAIC 3 and below	B+	284.6	297.0	3.3%	12.4	5.5	(0.4)
Total corporate	BBB+	3,807.1	4,121.7	46.0%	314.6	25.0	156.9
Asset-backed:
Residential mortgage-backed	AAA	1,017.8	1,056.0	11.8%	38.2	(4.0)	22.2
Commercial mortgage-backed	AAA	695.6	749.1	8.3%	53.5	6.6	28.0
Asset-backed	AA	72.8	75.6	0.8%	2.8	0.7	1.7
Total fixed maturities	A+	6,984.7	7,473.0	83.4%	488.3	36.8	253.4
Equity securities		490.5	490.5	5.5%	-	-	-
Mortgage and other loans		457.2	457.2	5.1%	-	-	-
Other investments		306.7	306.7	3.4%	-	-	-
Total investments		8,239.1	8,727.4	97.4%	488.3	36.8	253.4
Cash and cash equivalents		231.5	231.5	2.6%	-	-	-
Total		$8,470.6	$8,958.9	100.0%	$488.3	$36.8	$253.4

(1) Net of allowance for credit losses of $9.4 million.

THE HANOVER INSURANCE GROUP
CREDIT QUALITY AND DURATION OF FIXED MATURITIES
September 30, 2020

(In millions)

CREDIT QUALITY OF FIXED MATURITIES
	Rating Agency	Amortized	Fair	% of Total
NAIC Designation	Equivalent Designation	Cost (1)	Value	Fair Value
1	Aaa/Aa/A	$4,656.1	$4,966.1	66.4%
2	Baa	2,043.7	2,209.1	29.6%
3	Ba	157.0	163.3	2.2%
4	B	120.4	125.9	1.7%
5	Caa and lower	7.1	7.1	0.1%
6	In or near default	0.4	1.5	0.0%
Total fixed maturities		$6,984.7	$7,473.0	100.0%

DURATION OF FIXED MATURITIES

		Amortized	Fair	% of Total
		Cost (1)	Value	Fair Value
0-2 Years		$1,595.8	$1,650.2	22.1%
2-4 Years		1,624.9	1,733.8	23.2%
4-6 Years		1,701.5	1,867.6	25.0%
6-8 Years		1,060.7	1,174.2	15.7%
8-10 Years		743.7	773.4	10.3%
10+ Years		258.1	273.8	3.7%
Total fixed maturities		$6,984.7	$7,473.0	100.0%
Weighted Average Duration		4.7

(1) Net of allowance for credit losses of $1.6 million.

THE HANOVER INSURANCE GROUP
TOP 25 CORPORATE AND MUNICIPAL FIXED MATURITY HOLDINGS
September 30, 2020

(In millions, except percentage data)
Issuer	Amortized Cost	Fair Value	As a Percent of Invested Assets	Ratings (1)
State of Ohio	$34.2	$35.1	0.39%	AA+
Truist Financial	32.6	35.6	0.40%	A-
AbbVie	29.9	32.1	0.36%	BBB+
Minnesota Housing Finance Agency	29.7	30.2	0.34%	AA+
Massachusetts School Building Authority	29.5	30.3	0.34%	AA+
Bank of America	26.3	29.3	0.33%	A-
PNC Bank	26.1	28.7	0.32%	A
State of Oregon	25.8	26.8	0.30%	AA+
US Bancorp	24.7	27.4	0.31%	A
National Grid	24.1	26.4	0.29%	A-
Dominion Energy	24.1	26.6	0.30%	BBB+
Westpac Banking	23.5	25.6	0.29%	A+
District of Columbia	23.0	23.0	0.26%	AAA
Sumitomo Mitsui Financial	23.0	24.5	0.27%	A-
MassMutual Global Funding II	22.4	24.7	0.27%	AA+
Goldman Sachs	22.4	24.9	0.28%	BBB
JP Morgan Chase	22.2	24.3	0.27%	A-
AvalonBay Communities	22.0	23.8	0.26%	A-
National Australia Bank	21.9	22.9	0.25%	AA-
Lockheed Martin	21.8	24.6	0.27%	A-
Takeda Pharmaceutical	21.6	23.0	0.26%	BBB+
Kroger	21.2	22.8	0.25%	BBB
Citigroup	21.0	22.4	0.25%	BBB+
Wells Fargo	20.9	22.2	0.25%	BBB+
ERAC USA Finance	20.7	22.4	0.25%	A-
Top 25 Corporate and Municipal	$614.6	$659.6	7.36%

(1) - Represents nationally recognized rating agency sources.

THE HANOVER INSURANCE GROUP
RECONCILIATION OF OPERATING INCOME TO NET INCOME

	Three Months ended September 30				Nine Months ended September 30
	2020		2019		2020		2019
(In millions, except per share data)	$	Per Share (Diluted)	$	Per Share (Diluted)	$	Per Share (Diluted)	$	Per Share (Diluted)
OPERATING INCOME (LOSS)
Commercial Lines	$62.3		$74.1		$172.2		$227.1
Personal Lines	64.2		50.2		161.7		108.7
Other	1.9		2.0		0.5		7.3
Total	128.4		126.3		334.4		343.1

Interest expense	(9.8)		(9.4)		(28.6)		(28.1)

Operating income before income taxes	118.6	$3.12	116.9	$2.91	305.8	$7.96	315.0	$7.71

Income tax expense on operating income	(25.1)	(0.66)	(23.9)	(0.60)	(62.8)	(1.63)	(63.6)	(1.56)

Operating income after income taxes	93.5	2.46	93.0	2.31	243.0	6.33	251.4	6.15

Non-operating items:
Net realized gains from sales and other	8.2	0.21	0.6	0.02	12.1	0.31	1.0	0.02
Net change in fair value of equity securities	30.3	0.80	15.0	0.37	(44.4)	(1.15)	75.3	1.84
Impairment losses on investments	(0.8)	(0.02)	(0.8)	(0.02)	(27.9)	(0.73)	(1.2)	(0.03)
Loss from repayment of borrowings	(6.1)	(0.16)	-	-	(6.2)	(0.16)	-	-
Other non-operating items	(1.6)	(0.04)	(1.4)	(0.03)	(1.6)	(0.04)	(1.4)	(0.03)
Income tax benefit (expense) on non-operating items	(4.0)	(0.11)	4.8	0.12	21.1	0.55	(6.3)	(0.15)
Income from continuing operations, net of taxes	119.5	3.14	111.2	2.77	196.1	5.11	318.8	7.80

Discontinued operations (net of taxes):

Sale of Chaucer business	-	-	6.4	0.16	-	-	(2.6)	(0.06)

Income from Chaucer business	-	-	2.1	0.05	-	-	1.6	0.03

Loss from discontinued life businesses	(0.6)	(0.01)	(0.8)	(0.02)	(2.0)	(0.06)	(2.5)	(0.06)

NET INCOME	$118.9	$3.13	$118.9	$2.96	$194.1	$5.05	$315.3	$7.71

Non-GAAP Financial Measures

The Hanover uses non-GAAP financial measures as important measures of the Company’s operating performance, which we believe provide investors with additional information regarding management’s evaluation of our results of operations and financial performance. The Company's non-GAAP measures include operating income before interest expense and taxes, total operating income after taxes, total operating income after taxes per share, total book value per share, total book value per share excluding net unrealized gains and losses related to investments, net of tax, tangible book value per share and measures of operating income and loss and combined ratios excluding catastrophe losses (catastrophe losses as discussed here and in all other measures include catastrophe loss development) and reserve development.

Operating income before interest expense and taxes is net income (loss), excluding interest expense on debt, income taxes and net realized and unrealized investment gains and losses, which includes changes in the fair value of equity securities still held because fluctuations in these gains and losses are determined by interest rates, financial markets and the timing of sales. Operating income before interest expense and taxes also excludes net gains and losses on disposals of businesses, discontinued operations, restructuring costs, the cumulative effect of accounting changes and certain other items. Operating income before interest expense and taxes is the sum of the operating income (loss) from: Commercial Lines, Personal Lines, and Other. After-tax operating income EPS (sometimes referred to as “after-tax operating income per share”) is also a non-GAAP measure. It is defined as net income (loss) excluding the after-tax impact of net realized and unrealized investment gains (losses), as well as results from discontinued operations and other non-operating items for a period divided by the average number of diluted shares of common stock.  The Hanover believes that measures of operating income before interest expense and taxes provide investors with a valuable measure of the performance of the Company’s ongoing businesses because they highlight net income (loss) attributable to the core operations of the business.

Book value per share is total shareholders’ equity divided by the number of common shares outstanding. Book value per share excluding net unrealized gains and losses related to fixed maturity investments, net of tax, is total shareholders’ equity excluding the after-tax effect of unrealized investment gains and losses on fixed maturities divided by the number of common shares outstanding.  Tangible book value per share is total shareholders' equity, excluding goodwill and intangible assets, divided by the number of common shares outstanding.

The Hanover also provides measures of operating income and loss ratios that exclude the effects of catastrophe losses.  A catastrophe is a severe loss, resulting from natural or manmade events, including, among others, hurricanes, tornadoes and other windstorms, earthquakes, hail, severe winter weather, fire, explosions and terrorism. Each catastrophe has unique characteristics. Catastrophes are not predictable as to timing or loss amount in advance. The Hanover believes that providing certain financial metrics and trends excluding the effects of catastrophes is meaningful for investors to understand the variability of periodic earnings and loss ratios.

Prior year reserve development, which can be favorable or unfavorable, represents changes in our estimate of the costs to pay claims from prior years. We believe that a discussion of operating income excluding prior year reserve development is helpful to investors since it provides insight into both our estimate of current year accident results and changes to prior-year reserve estimates.

Operating income before and after interest expense and taxes and measures of operating income that exclude the effects of catastrophe losses or reserve development should not be construed as substitutes for net income (loss) determined in accordance with GAAP. A reconciliation of income (loss) from continuing operations to operating income before interest expense and taxes and income (loss) from continuing operations per share to operating income after taxes per share for the three and nine months ended September 30, 2020 and 2019 is set forth on page 18 of this document. The presentation of loss ratios calculated excluding the effects of reserve development and/or catastrophe losses should not be construed as a substitute for loss ratios determined in accordance with GAAP.

Additional reconciliations are provided in the press release relating to the current period(s) financial results, which is available on the Company's website, www.hanover.com

CORPORATE OFFICES AND				INDUSTRY RATINGS AS OF October 27, 2020				TRANSFER AGENT
PRINCIPAL SUBSIDIARIES

THE HANOVER INSURANCE GROUP, INC.					A.M.	Standard		Computershare Investor Services
440 Lincoln Street				Financial Strength Ratings	Best	& Poor's	Moody's	PO Box 505000
Worcester, MA 01653				The Hanover Insurance				Louisville, KY 40233-5000
				Company	A	A	A2	1-800-317-4454
The Hanover Insurance Company				Citizens Insurance Company
440 Lincoln Street				of America	A	A	-
Worcester, MA 01653
COMMON STOCK
Citizens Insurance Company of America					A.M.	Standard
808 North Highlander Way				Debt Ratings	Best	& Poor's	Moody's	Common stock of The Hanover Insurance Group, Inc. is
Howell, MI 48843				The Hanover Insurance Group, Inc.				traded on the New York Stock Exchange under the
				Senior Debt	bbb+	BBB	Baa2	symbol "THG".
				Subordinated Debentures	bbb-	BB+	Baa3
MARKET AND DIVIDEND INFORMATION								INQUIRIES

The following tables set forth the high and low closing				The above ratings are accurate as of October 27, 2020, and may be				Oksana Lukasheva
sales prices of our common stock and quarterly cash				revised, superseded or withdrawn by the respective rating agency at				Vice President
dividends for the periods indicated:				any time. For the most current information concerning the financial				Investor Relations and Financial Planning and Analysis
				ratings of The Hanover Insurance Group and its subsidiaries, please				olukasheva@hanover.com
Quarter Ended	2020			visit the websites of the respective rating agencies.
	Price Range		Dividends
	High	Low	Per Share
March 31	$140.54	$83.67	$0.650
June 30	$115.06	$84.64	$0.650
September 30	$107.36	$89.10	$0.650

Quarter Ended	2019
	Price Range		Dividends
	High	Low	Per Share
March 31	$120.17	$108.54	$0.600
June 30	$128.90	$114.11	$0.600
September 30	$135.71	$127.20	$0.600
December 31	$139.27	$126.14	$0.650